Investor Presentation February 2013 Exhibit 99.2

Forward Looking Statements

Some of the information in this news release may contain forward-looking statements within the meaning of Section 27A of the
Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange
Act”). Forward-looking statements give our current expectations, contain projections of results of operations or of financial condition, or forecasts of future events. Words such as “may,” “assume,” “forecast,” “position,” “predict,” “strategy,” “expect,”
“intend,” “plan,” “estimate,” “anticipate,” “believe,” “project,” “budget,” “potential,” or “continue,” and similar expressions are used to identify forward-looking statements. They can be affected by assumptions used or by known or unknown risks or uncertainties. Consequently, no forward-looking statements can be guaranteed. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in Hi-Crush’s prospectus relating to its initial public offering filed with the Securities and Exchange Commission (“SEC”) and in its reports filed with the SEC, including our Form 10-Q for the quarterly period ended September 30, 2012. Actual results may vary materially. You are cautioned not to place undue reliance on any forward-looking statements. You should also understand that it is not possible to predict or identify all such factors and should not consider the risk factors in our reports filed with the SEC or the following list  to be a complete statement of all potential risks and uncertainties.  Factors that could cause our actual results to differ materially from the results contemplated by such forward-looking statements include:  the volume of frac sand we are able to sell; the price at which we are able to sell frac sand; the outcome of any pending litigation; changes in the price and availability of natural gas or electricity; changes in prevailing economic conditions; and difficulty collecting receivables.  All forward-looking statements are expressly qualified in their entirety by the foregoing cautionary statements.  Hi-Crush’s forward looking statements speak only as of the date made and Hi-Crush undertakes no obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Our Business Strategy

Focus on
Stable, Long-
Term Take-or-
Pay Contracts
Expand
Proved
Reserve Base
and
Processing
Capacity
Maximize
Logistics and
Infrastructure
Advantage
Leverage Low
Operating
Cost
Structure
Achieve Top
Tier Growth

Investment Highlights

Compelling
Industry
Fundamentals
Growth fueled by increasing raw sand usage in horizontal completions
Increasing pressure on supply growth, particularly in coarse product
High Quality
Product, Low Cost
Operations
Market favors API spec, Northern White frac sand
53.9 million ton reserve base with significant cost structure advantages vs. competitors
Long-Term
Contracted Cash
Flow Stability
Fixed price / volume contracts with 3.1 year weighted average life
Blue-chip, investment grade market leader customer base
Substantial Growth
Opportunities
Significant additional contribution opportunities with Augusta facility
Numerous development prospects in hand in addition to 3rd party acquisition opportunities
Experienced and
Incentivized
Management Team
Vast expertise in developing sand mining and processing facilities
Substantial management ownership incentivized by distribution growth

Shale drilling has revolutionized U.S. energy supply
U.S. recently reversed 40 year domestic oil
production decline as a result of unconventional oil
development
Proppant volume demand growing faster than shale
drilling activity
Increasingly important due to evolving completion
techniques
Resin-Coated
Sand
Ceramics
Raw Frac
Sand
Other
0.4%
9.0%
13.4%
77.2%
Hydraulic Fracturing Illustration
Proppants are Critical to Shale Revolution
Source: The Freedonia Group.

WATER TABLE
Well
Oil / Gas
Flows
Out
Fracturing fluid – water,
sand and chemicals
pumped into well at high
pressure
SHALE
IMPERVIOUS ROCK
SHALE
Oil or Gas
Oil or Gas
FISSURES
WELLBORE
FISSURES
High Pressure Sand and Fracturing Fluid
2011 Proppant Market Share (Tons)

Rapidly Growing Proppant Industry
Proppant Consumed by Volume
Million Tons
2.1
6.3
21.7
30.7
40.2
Source: The Freedonia Group.
Raw sand projected to remain ~3/4 of proppant market, by volume

0.0
5.0
10.0
15.0
20.0
25.0
30.0
35.0
40.0
45.0
2001 2006 2011 2016 2021
Raw Frac Sand Resin-Coated Sand Ceramics Other

New Entrants Face Multiple Hurdles

Onsite rail loadouts; proximity of
operations
Modern plant efficiencies; scale
Cost Structure
1-3 year approval process; Federal /
state / local
Increasing local opposition;
moratoria
Regulatory Hurdles
Limited design/build expertise
Delays and overruns are common
Construction/Start-up Challenges
Ability to meet quality & reliability
expectations
Contracts/market share with largest
buyers
Customer Relationships
Limited supply of high quality sand
in large, contiguous deposit
Most sites not on rail
Scarcity of Reserves
Barriers to
Entry

Customer Relationships
Unconventional Resource Development
redoak
Construction & Operations
ALSTON EQUIPMENT COMPANY
Carrier
ROTEX
HIGH PERFORMANCE SCREENERS
Logistics
UNION PACIFIC
Permitting & Approval
US Army Corps of Engineers
Public Company Finance & Accounting
LYONDELL
AEI
HI CRUSH PARTNERS LP

HI CRUSH PARTNERS LP |

Hi-Crush Management: Experience in Key Areas 8 Major Oilfield Service Companies

Office
Wet Plant
Dry Plant
Current Panel
Rail Spur
Core Samples

HI CRUSH PARTNERS LP

Wyeville: Our Foundation Asset

651 acres
High quality “Northern White” sand
Extensive coring program with third party
frac-specialized lab testing (StimLab and
PropTester)
53.9 million tons of proven recoverable reserves
Implied 37-year reserve life
On-site rail facilities accommodate unit trains (80+
cars) for superior logistics
Current plant output capacity of 1.6 million tons per
year
Asset Overview Overview
Modern Wet Plant
Access to Rail Line
Large, Contiguous
Deposit
Dry Plant Silos

Critical Logistics Capabilities

Logistics Capabilities
Union Pacific mainline bisects Wyeville
Three on-site 5,000 foot rail spurs allow for
direct loading of unit trains from storage silos
connected to dry plant
No sand trucks on public roads
Collaborative relationship with Union Pacific
U.S. rail network provides Hi-Crush with access to all
major domestic oil and gas basins
Wyeville Rail Loading Capability
Wyeville Unit Train-Capable Rail Spur

HCLP Sand Destinations

Destination Associated Basins
Texas
Permian
Eagle Ford
Pennsylvania
New York
Marcellus
Colorado
Niobrara
Piceance
Arkansas Fayetteville
Oklahoma Mid-Continent
Ohio Utica
North Dakota Bakken
LTM 12/31/12
Pennsylvania
10%
Texas
52%
Oklahoma
14%
Colorado
8%
Arkansas
3%
North Dakota
4%
Ohio
4%
New York
2%
New Mexico
3%

Wyeville Production Cost per Ton

$ 20.00
$ 15.00
$ 10.00
$ 5.00
$ -
4Q 2011
4Q 2012
12 mos 2011
6 mos 2012
12 mos 2012

HI CRUSH PARTNERS LP

Low-Cost Producer

Wyeville Production Cost Improvement Since Plant Start-up
Wyeville facility characteristics
which lead to lower costs:
High quality deposit
Plant proximity to main rail line
Contiguous deposit (no need to
truck sand) with low overburden
State-of-the-art, efficient and
modern plant design

Market Trends

•
Appetite for premium white sand is increasing and continues to gain market share
•
E&Ps increasing well complexity
•
Service companies continue to make gains in drilling efficiencies
•
Customers increasingly need proppant providers to be able to
“spec-in” immediately
•
Technology driving increased demand for proppant
•
Barriers to entry continue to expand
•
Industry is ripe for consolidation

Asset Contribution Announced January 31
Transaction Overview
Asset
Contribution:
Preferred interest in Augusta facility
Up to $3.75 million quarterly
distributions
Convert to 20% common ownership
in Augusta if certain distribution
thresholds or other conditions are
met
Waiver of assignment of customer
contract from Wyeville to Augusta
Consideration:
$37.5 million cash
Funded from revolver; proceeds
used to repay Augusta leverage
3.75 million convertible Class B Units
Effective Date for
Distributions:
January 1, 2013

Convertible Class B Units
Convert to
Common:
Class B units do not receive a
distribution until HCLP pays at
$2.10/year rate (110% Minimum
Quarterly Distribution) for common and
subordinated units for 2 consecutive
quarters and earns at $2.31/year rate
for common, subordinated and Class B
units for 2 consecutive quarters
Deferred
Participation:
Class B units do not receive
distributions until converted to common
Sponsor’s Demonstrated Commitment to HCLP
Transaction Reflects Sponsor's Strong Support for HCLP

Augusta: Growth Vehicle

Newly built facility completed in July 2012 on
approximately 1,000 acres
High quality Northern White sand
46.2 million tons of coarse grade sand
Efficient logistics capabilities with on-site
processing plant and rail
1.6 million tons per year capacity
Strong long-term take-or-pay contract profile
Dry Plant
Rail Loadout
Wet Plant
Conveyor
Belt
Conveyor Belt Connecting Plants
Large, Contiguous Deposit
On-Site Rail Logistics
Dry Plant and Rail
Loadout Storage Silos
Augusta Asset Overview

Corporate Structure
Avista Capital Partners
and Co-Investors
Management
Augusta
Facility
41.7% Common
LP
Operating Subsidiaries
(including Wyeville facility)
Public Unitholders
2.2% Common LP
12.1% Convertible Class B Units
44.0% Subordinated LP
Incentive Distribution Rights
39% Ownership
61% Ownership
Hi-Crush
Partners LP
(the Partnership)
Hi-Crush Proppants LLC
(Sponsor)
Hi-Crush GP LLC
(the General Partner)
Non-Economic
GP Interest
100% Ownership
100% Ownership

Undeveloped
Acreage
Preferred Interest in Augusta
($3.75 million expected quarterly
distributions)

Multiple Future Opportunities

•
Contributions:  Future contributions from Augusta and sponsor-
level projects in development
•
Organic Expansion:  Sponsor owns or has options on additional acres of undeveloped land
•
M&A:  Industry ripe for consolidation of small, private sand companies

Appendix

Fourth Quarter and Year-End Summary

Three Months Three Months
Ended Ended
December 31, 2012 December 31, 2011
Successor Predecessor
Revenues $ 16,215                                                $ 12,678
Cost of goods sold (including depreciation and depletion) 4,313                                                          3,949
Gross profit 11,902                                                        8,729
Operating costs and expenses:
General and administrative 2,203                                                          1,159
Exploration expense 64                                                                  288
Accretion of asset retirement obligation 53                                                                    15
Income from operations 9,582                                                          7,267
Other (income) expense:
Other income -                                 -
Interest expense 183                                                             1,133
Net income $ 9,399                                                    $ 6,134
Earnings per unit:
Common units $ 0.35
Subordinated units $ 0.35
Limited partner units outstanding:
Common units 13,640,351
Subordinated units 13,640,351

Fourth Quarter and Year-End Summary

Period From Period From
August 16 January 1 Year
Through Through Ended
December 31, 2012 August 15, 2012 December 31, 2011
Successor Predecessor Predecessor
Revenues $ 28,858                        $ 46,776                                        $ 20,353
Cost of goods sold (including depreciation and depletion) 7,145                             13,336                                                6,447
Gross profit 21,713                           33,440                                              13,906
Operating costs and expenses:
General and administrative 2,795                             4,631                                                   2,324
Exploration expense 91                                  539                                                         381
Accretion of asset retirement obligation 56                                  16                                                             28
Income (loss) from operations 18,771                           28,254                                              11,173
Other (income) expense:
Other income -                                 (6)                           -
Interest expense 263                                3,240                                                   1,893
Net income $ 18,508                        $ 25,020                                          $ 9,280
Earnings per unit:
Common units $ 0.68
Subordinated units $ 0.68
Limited partner units outstanding:
Common units 13,640,351
Subordinated units 13,640,351

Fourth Quarter and Year-End Summary

Three Months Three Months
Ended Ended
December 31, 2012 December 31, 2011
Successor Predecessor
Reconciliation of EBITDA and Distributable Cash
   Flow to Net Income:
Net income $ 9,399                      $ 6,134
Taxes -                             -
Depreciation and depletion 468                            143
Interest expense, net 183                            1,133
EBITDA $ 10,050                   $ 7,410
Less:
   Cash interest paid (93)
   Maintenance and replacement capital expenditures,
      including accrual for reserve replacement (1) (335)
Add: Accretion of asset retirement obligation 53
Distributable Cash Flow (2)
$ 9,675
(1)  Maintenance and replacement capital expenditures, including accrual for reserve replacement, were determined based on an estimated reserve replacement cost of
$1.35 per ton sold during the period from August 16 through December 31, 2012.  Such expenditures include those associated with the replacement of equipment and sand reserves, to the extent that such expenditures are made to maintain our long-term operating capacity.  The amount presented does not represent a reserve or requirement to spend the capital.
(2)  Consistent with our intention to pay a prorated distribution for the period from the completion of our initial public offering through September 30, 2012, this represents distributable cash flow for the same period plus the quarter ended December 31, 2012. As such, it does not reflect the amount of cash flow that would have been available for distribution over an entire two fiscal quarters.

Fourth Quarter and Year-End Summary

Period From Period From
August 16 January 1 Year
Through Through Ended
December 31, 2012 August 15, 2012 December 31, 2011
Successor Predecessor Predecessor
Reconciliation of EBITDA and Distributable Cash
   Flow to Net Income:
Net income $ 18,508                   $ 25,020             $ 9,280
Taxes -                             -                       -
Depreciation and depletion 863                            1,089                  449
Interest expense, net 263                            3,240                  1,893
EBITDA
$ 19,634                   $ 29,349             $ 11,622
Less:
   Cash interest paid (136)
   Maintenance and replacement capital expenditures,
      including accrual for reserve replacement (1) (593)
Add: Accretion of asset retirement obligation 56
Distributable Cash Flow (2)
$ 18,961
(1)  Maintenance and replacement capital expenditures, including accrual for reserve replacement, were determined based on an estimated reserve replacement cost of
$1.35 per ton sold during the period from August 16 through December 31, 2012.  Such expenditures include those associated with the replacement of equipment and sand reserves, to the extent that such expenditures are made to maintain our long-term operating capacity.  The amount presented does not represent a reserve or requirement to spend the capital.
(2)  Consistent with our intention to pay a prorated distribution for the period from the completion of our initial public offering through September 30, 2012, this represents distributable cash flow for the same period plus the quarter ended December 31, 2012. As such, it does not reflect the amount of cash flow that would have been available for distribution over an entire two fiscal quarters.

Production Costs per Ton Sold

Hi-Crush Partners LP
Production Cost per ton
Fiscal Quarter: 3Q 2011 4Q 2011 1Q 2012 2Q 2012 3Q 2012 4Q 2012
Predecessor Successor Combined
Sand Sold (tons) 126,036     206,557     222,658     316,599     186,957     191,446     378,403     248,158
Production costs ($ in thousands) $ 2,192      $ 3,806      $ 4,597      $ 5,006      $ 2,644      $ 2,437      $ 5,081      $ 3,845
Production costs per ton $ 17.39      $ 18.43      $ 20.65      $ 15.81      $ 14.14      $ 12.73      $ 13.43      $ 15.49
9 months
ended
12 months
ended
3 months
ended
6 months
ended
12 months
ended
Year-To-Date: 9/30/2011 12/31/2011 3/31/2012 6/30/2012 9/30/2012 12/31/2012
Predecessor Successor Combined
Sand Sold (tons) 126,036     332,593     222,658     539,257     726,213     191,446     917,660     1,165,818
Production costs ($ in thousands) $ 2,192      $ 5,998      $ 4,597      $ 9,603      $ 12,247    $ 2,437      $ 14,684    $ 18,529
Production costs per ton $ 17.39      $ 18.03      $ 20.65      $ 17.81      $ 16.86      $ 12.73      $ 16.00      $ 15.89
9 months ended

Production Costs – Non-GAAP Reconciliation

Hi-Crush Partners LP
GAAP Reconciliation of Production Costs to Cost of Goods Sold
Fiscal Quarter: 3Q 2011 4Q 2011 1Q 2012 2Q 2012 4Q 2012
(Amounts in thousands)
Predecessor Successor Combined
Cost of goods sold $ 2,498      $ 3,949      $ 4,776      $ 5,495      $ 3,065      $ 2,832      $ 5,897      $ 4,313
Depreciation and depletion (306)           (143)           (179)           (489)           (421)           (395)           (816)           (468)
Production costs $ 2,192      $ 3,806      $ 4,597      $ 5,006      $ 2,644      $ 2,437      $ 5,081      $ 3,845
3Q 2012